Matrix Growth Fund
                           Matrix Emerging Growth Fund
                Supplement to Prospectus dated December 31, 1994

The disclosure under the caption "How to Invest in the Funds" and "How to Redeem an Investment in the Funds" in the Funds' prospectus dated December 31, 1994 is supplemented by the following information. Shareholders should review those portions of the prospectus for a complete discussion regarding purchases and redemptions of fund shares.

Effective March 8, 1996, Star Bank, N.A., 425 Walnut Street, Cincinnati, OH 45202 will serve as Custodian of the Funds' assets and American Data Services, Inc., 24 West Carver St., Huntington, NY 11743 will serve as the Funds' Transfer and Shareholder Service Agent.

Shareholders should direct correspondence and inquiries as follows:

INVESTMENTS

BY MAIL: Initial and subsequent investments should be sent to Matrix Growth Fund or Matrix Emerging Growth Fund, P.O. Box 856, Cincinnati, OH 45264-0856.

BY WIRE: It is necessary to notify the Funds prior to each wire purchase. Wires sent without notifying the Funds will result in a delay of the effective date of your purchase.

Shareholders should instruct their bank to wire funds as follows:

Star Bank, N.A. Cinti/Trust
ABA #0420-0001-3
Attn: Matrix Growth Fund            or      Matrix Emerging Growth Fund
DDA # 483897989                             DDA # 483897997
Account name (shareholder name)             Account name (shareholder name)
Shareholder account number                  Shareholder account number

BY COURIER: All investments sent by overnight or other courier services should be sent to Matrix Growth Fund or Matrix Emerging Growth Fund, c/o Star Bank, N.A., 425 Walnut Street, Mutual Fund Custody Dept. M.L. 6118, Cincinnati, OH 45202.

REDEMPTIONS:

DIRECT REDEMPTION: Requests for redemption of fund shares should be mailed to Matrix Growth Fund or Matrix Emerging Growth Fund, 24 West Carver St., Huntington, NY 11743.

TELEPHONE REDEMPTION: If you have completed the Redemption by Telephone portion of the Funds' account application you may redeem shares on any business day the New York Stock Exchange is open by calling the Transfer Agent at 1-800-385-7003 before 4:00 p.m. Eastern time.

All other shareholder account questions should be directed to 1-800-385-7003.

The disclosure under the caption "Management of the Funds" in the Prospectus is revised as follows:

Effective March 8, 1996, Investment Company Administration Corporation ("ICAC") will act as the Funds' Administrative Manager under substantially the same terms and conditions as in the previous management agreement with Southampton Investment Management Company. ICAC and Southampton have the same officers, directors and employees. Under the current arrangement with Southampton, a monthly fee is paid at the annual rate of 0.25% of average net assets or $30,000, whichever is greater. Under the agreement with ICAC, a monthly fee will be paid by each Fund to ICAC at the following annual rate:

Average net assets of each Fund             Fee or fee rate
-------------------------------             ---------------
Under $15 million                           $30,000
$15 to $50 million                          0.20% of average net assets
$50 to $100 million                         0.15% of average net assets
$100 million to $150 million                0.10% of average net assets
Over $150 million                           0.05% of average net assets


March 8, 1996

                               MATRIX GROWTH FUND
                           MATRIX EMERGING GROWTH FUND

      MATRIX GROWTH FUND (the "Growth Fund") is a no-load mutual fund with the investment objective of long-term growth of capital, with a secondary objective of conserving principal. The Growth Fund invests in common stocks which the Adviser believes present opportunity for above average growth of capital. The Fund may engage to a limited extent in hedging transactions.

      MATRIX  EMERGING  GROWTH FUND (the  "Emerging  Growth  Fund") is a no-load mutual fund with the investment objective of seeking long-term capital appreciation. The Emerging Growth Fund invests primarily in the common stocks of companies with long term growth potential, particularly smaller companies considered to be in the developing or emerging growth phase.

         Sena Weller Rohs Williams, Inc. (the "Adviser"), serves as investment adviser to both of the Funds.

      For information concerning the Funds call:

      Sena Weller Rohs Williams, Inc.
      300 Main Street
      Cincinnati, OH 45202
      (513) 621-2875 or
      (800) 877-3344

      Fund shares may be purchased from:

      Matrix Growth Fund
      Matrix Emerging Growth Fund
      Mutual Fund Services
      P.O. Box 14967
      Cincinnati, OH 45202-0967
      (800) 424-2295

      This Prospectus sets forth basic information about the Funds that prospective investors should know before investing. It should be read and retained for future reference. The Funds are series of Professionally Managed Portfolios. A Statement of Additional Information dated December 31, 1994, as may be amended from time to time, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. This Statement of Additional Information is available without charge upon written request to the Funds at the address or telephone number given above.

                                TABLE OF CONTENTS

      Expense Table ................................................ 3
      Financial Highlights ......................................... 4
      Objective and Investment Approach of the Funds ............... 5
      Adviser Investment Returns ................................... 6
      Management of the Funds ...................................... 9
      Distribution Plan ............................................10
      How To Invest in the Funds ...................................10
      How To Redeem an Investment in the Funds .....................12
      Services Available to the Fund's Shareholders ................13
      How the Fund's Per Share Value Is Determined .................14
      Distributions and Taxes ......................................14
      General Information ..........................................15

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                       Prospectus dated December 31, 1994

      The MATRIX GROWTH FUND (the "Growth Fund") and MATRIX EMERGING GROWTH FUND (The "Emerging Growth Fund") are diversified series of Professionally Managed Portfolios (the "Trust"), an open-end management investment company offering redeemable shares of beneficial interest. Shares may be purchased and redeemed without a sales or redemption charge at their net asset value. The minimum initial investment is $1000 with subsequent investments of $100 or more.

                                  EXPENSE TABLE

      Expenses are one of several factors to consider when investing in a Fund. The purpose of the following fee table is to provide an understanding of the various costs and expenses which may be borne directly or indirectly by an investment in a Fund. Actual expenses may be more or less than those shown.

      Shareholder Transaction Expenses (for each of the Funds)

      Maximum Sales Load Imposed on Purchases. . . . . . . . . . . . . . . None
      Maximum Sales Load Imposed on Reinvested Dividends . . .  . . . . . .None
      Deferred Sales Load. . . . .. . ... . . . . . . . . . . . . . . . . .None
      Redemption Fees. . . . . . . . . . . . .. . . . . . . . . . . . . . .None
      Exchange Fee. . . . . . . . . . . . . . . . . . . . . . . . . . . . .None
      12b-1 Fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .0.25%

      Annual Fund Operating Expenses (for each Fund)
         (As a percentage of average net assets)                     Emerging
                                                  Growth              Growth
                                                   Fund                Fund

      Investment Advisory Fee                     0.90%               0.90%

      12b-1 Distribution Fee                      0.25%               0.25%

      Other expenses                              0.60%*              0.85%*

      Total Fund Operating Expenses               1.75%*              2.00%*

      *The Adviser has undertaken to limit the operating expenses for the Growth Fund to no more than 1.75% of average net assets annually through December 31, 1996 and for the Emerging Growth Fund to no more than 2.00% of average net assets annually.

      Example

      This table illustrates the net transaction and operating expenses that would be incurred by an investment in either of the Funds over different time periods, assuming a $1,000 investment, a 5% annual return, and redemption at the end of each time period.
                                                                    Emerging
                                                  Growth             Growth
                                                   Fund               Fund

      One year                                      $18                $20

      Three years                                   $55                $63

      Five years                                    $95                  -

      Ten years                                    $206                  -


      The example shown above should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. In addition, federal regulations require the Example to assume a 5% annual return, but the Funds' actual return may be higher or lower. See "Management of the Funds."

                    FINANCIAL HIGHLIGHTS (Matrix Growth Fund)

      The following condensed financial information, including total returns, for the years ended December 31, 1993, 1992, 1991, and 1990 has been audited by Arthur Andersen & Co., independant public accountants. The condensed financial information, excluding total returns, for the periods ending prior to December 31, 1990, has been audited by other independent public accountants. The audit report on the 1993 financial statements issued by Arthur Andersen & Co. should be read in conjunction with this condensed financial information. The audit report on the 1993 financial statements is incorporated by reference in the Statement of Additional Information. This report is available from the Trust. The presentation is for a share outstanding throughout each period.

                             (Unaudited)
Matrix Growth Fund            Six Months           ___________Year Ended December 31,____________
                                  Ended
                                 June 30, 1994     1993    1992    1991    1990    1989    1988     1987   1986
                                 -------------     ----    ----    ----    ----    ----    ----     ----   ----
Net asset value, beginning period       $14.51   $14.05  $14.01   $11.03  $11.76   $9.67  $9.96   $10.00 $10.00
Net investment income                     0.02     0.06    0.09     0.15    0.18    0.33   0.08     0.03   0.09
Net gains or losses on securities        (1.01)    1.25    0.60     3.62   (0.71)   3.16  (0.28)    0.05  (0.09)
  Total from investment operations       (0.99)    1.31    0.69     3.77   (0.53)   3.49  (0.20)    0.08   0.00
Dividends from net investment income      0.00    (0.06)  (0.09)   (0.14)  (0.20)  (0.29) (0.08)   (0.11)  0.00
Distributions from capital gains          0.00    (0.79)  (0.56)   (0.65)   0.00   (1.11)  0.00     0.00   0.00
Returns of capital                        0.00     0.00    0.00     0.00    0.00    0.00  (0.01)   (0.01)  0.00
  Total distributions to shareholders     0.00    (0.85)  (0.65)    0.79    0.20   (1.40) (0.09)   (0.12)  0.00
Net asset value, end of period          $13.52   $14.51  $14.05   $14.01  $11.03  $11.76  $9.67    $9.96 $10.00

Total Return                             (6.82)%   9.32%   4.92%   34.21%  -4.50%  36.27% -2.00%   0.70%   0.00%
Net assets, end of period (millions)    $16.83   $19.06  $18.95   $17.44  $11.41   $9.12  $3.59   $4.35   $3.22
Ratio of expenses to average net
assets(2)                                1.77%     1.67%   1.50%    1.50%   1.50%   1.50% 1.49%    1.49%   1.47%(3)
Ration of net income to average net
assets(2)                                0.25%     0.40%   0.69%    1.17%   1.59%   2.99% 0.78%    0.27%   1.33%(3)
Portfolio turnover rate                    22%       30%     51%      70%     79%    130%  132%     157%     96%(3)


(1) The Gateway Growth Plus Fund (now the Matrix Growth Fund) commenced operations on May 14, 1986. Effective December 28, 1988, Sena Weller Rohs
Williams, Inc. ("SWRW") became the sub-advisor to the Fund. The Fund subsequently changed its name.

(2) The ratios of expenses to average net assets would have increased and net income to average net assets would have decreased by 0.18%, 0.25%, 0.39%, 1.01%, 2.37%, 1.72% and 2.77% in 1992, 1991, 1990, 1989, 1988, 1987 and 1986 had the
Adviser not waived expenses.

(3) Annualized (except for six months ended June 30, 1994).

                 OBJECTIVE AND INVESTMENT APPROACH OF THE FUNDS

      The Growth Fund

      The Growth Fund's primary investment objective is long-term growth of capital with a secondary objective of conserving principal. Because of the risks inherent in investing in marketable securities, however, there is no assurance that these objectives will be achieved.

      The Fund attempts to achieve its investment objective primarily by investing in common stocks of companies which the Adviser believes will have rising earnings and stable or rising share prices. Earnings growth is evaluated relative to the earnings history of the company and price trends are also viewed relative to the long-term price behavior of the company's shares. The Fund maintains a diversified portfolio without excessive representation in any single industry group. The policy of the Fund is to maintain substantially all Fund assets in common stocks.

      The Adviser may at times purchase index put options in the Fund's portfolio, principally to protect against declines in the market value of the common stocks held in the Fund's portfolio or to attempt to retain unrealized gains in the value of the securities held. The Fund will limit its purchases of put options so that no more than 5% of the Fund's net assets are invested in premiums on the purchase of put options.

      Risk Factors. Opportunities to realize net gains vary from time to time because of general market conditions, economic conditions, the Adviser's ability to select appropriate investments and other factors. The purchase of put options involves a risk of loss of all or part of the premium paid. If the price of the underlying index does not decrease by a sufficient amount, the Fund will experience a loss equal to the deficiency if it exercises the option, and a loss of the entire premium if it does not exercise the option. Under unusual market conditions, such as an interruption in trading in an index or certain stocks in the index, the Adviser may be unable to hedge the Fund's portfolio effectively. Restrictions imposed by regulatory agencies also may adversely affect the hedging strategy. Accordingly, the Fund's total return will fluctuate, and there can be no assurance that the Fund's investment objective will be realized.

      The Emerging Growth Fund

      The Investment objective of the Emerging Growth Fund is to seek long-term capital appreciation. Current income will not be a consideration, except that the Fund may at times make investments in short-term income producing securities.

      Fund assets will primarily be invested in the common stocks of companies with long-term growth potential, particularly smaller companies considered to be in the emerging or developing growth phase. Investments will be directed toward companies deemed capable of increasing earnings over an extended period of time at an above average rate and which are in a sound financial position. In seeking companies whose common stock will meet the Fund's investment objective, the Adviser's analysis will be based on fundamental analysis of a company, its industry or industries and appropriate macro-economic factors.

      The Fund's investment portfolio will emphasize companies that operate in various fields of science or technology, and other companies that have developed innovative products or services that in the opinion of the Adviser have significant earnings growth potential. Areas of particular interest would include, but not be limited to, electronics, computers and services, communications equipment and services, other productivity enhancing equipment, and health care. In addition, investments may be made in such general areas as aerospace, energy, natural resources, entertainment and other business and consumer services believed to have growth potential. The list of industries and companies given above is for illustration purposes and the Fund's investment portfolio is not limited to such industries or companies.

      Risk Factors. Shares of the Emerging Growth Fund do not represent a complete investment program. They are designed for investors who understand and are willing to accept the risks involved in seeking capital appreciation in smaller, less established companies. There can be no assurance that the Emerging Growth Fund's investment objective will be achieved, and achievement of the objective will be particularly difficult during periods when the price of securities are generally declining.

      Smaller and Newer Companies. Many of the companies held by the Emerging Growth Fund may be smaller and younger than companies whose shares are traded on the major stock exchanges, and the Fund may invest in new public offerings. Accordingly, shares of these companies, which typically trade over the counter, may be more volatile than those of larger exchange-listed companies. New or improved products or methods of development may have a substantial impact on the earnings and revenues of such companies, and any such positive and negative developments could have a corresponding positive or negative effect on the value of their shares. For these reasons, when the Fund holds a substantial position in these types of companies, the net asset value of the Fund may be more volatile. The Fund may not be appropriate for short-term investors.

                           ADVISER INVESTMENT RETURNS

      Set forth in the table below are certain performance data provided by the Adviser relating to (1) the Matrix Growth Fund, which is the predecessor to the Growth Fund offered by this prospectus and (2) the Adviser's privately managed Emerging Growth accounts. With respect to the Emerging Growth Accounts, the information shown is for two taxable private limited partnership accounts which had substantially the same investment objective as the Emerging Growth Fund and were managed using substantially similar investment strategies and techniques as those contemplated for use by the Emerging Growth Fund. See "Objectives and Investment Approach of the Fund" on page 4. The results presented are not intended to predict or suggest the return to be experienced by a Fund or the return an investor might achieve by investing in a Fund. Results may differ because of, among other things, differences in brokerage commissions paid, account expenses, including investment advisory fees, (which expenses and fees may be higher for the Fund than for the accounts), the size of positions taken in relation to account size, diversification of securities, timing of purchases and sales, timing of cash additions and withdrawals, and the private character of the composite accounts compared with the public character of the Fund. Investors should be aware that the use of different methods of determining performance could result in different performance results. Investors should not rely on the following performance data as an indication of future performance of the Adviser or of a Fund.

                            INVESTMENT TOTAL RETURNS
--------------------------------------------------------------------------------
                     Year Ended December 31,
                    ------------------------------------------------------------
                     1994       1993        1992        1991     1990      1989
                    -----      -----       -----        ----     ----      ----
*Growth Fund       (4.82%)     9.32%       4.92%       34.21%   (4.50%)   36.27%

Standard &
Poor's 500          1.30%     10.08%       7.62%       30.47%   (3.11%)   31.48%

  *This Fund is the predecessor to the Growth Fund offered by this Prospectus.
--------------------------------------------------------------------------------

      Average Annual Total Return for Periods ended September 30, 1994

                           Emerging Growth
                           Limited Partnerships
                           --------------------
                                                           Standard &
                      Account I         Account II         Poor's 500
                      ---------         ----------         ----------
      One year         9.22%              9.43%              3.68%

      Three year      13.57%             13.13%              9.17%

      Five year       13.71%             13.35%              9.15%

      Ten year        10.79%             10.92%             14.60%

      Inception*      11.52%             9.15%                --

      *Inception dates were 07/01/81 for Account I and 07/01/83 for Account II.
--------------------------------------------------------------------------------

      Please read the following important notes concerning the Emerging Growth Accounts composite.

      1. The results account for both income and capital appreciation or depreciation (Total Return). Returns are time-weighted and calculated in compliance with the Association of Investment Management and Research ("AIMR") performance presentation standards, reduced for investment advisory fees and operating expenses.

      2. Quarterly rate of return for included accounts was the percentage change in the market value of the account (including income earned) during the quarter.

      Investors should note that the Funds will compute and disclose their average annual compounded rates of return using the standard formula set forth in Securities and Exchange Commission rules, which differ in certain respects from returns for the Emerging Growth Accounts calculated under the AIMR standards noted above. Unlike the AIMR performance presentation standards which link quarterly rates of return, the SEC total return calculation method (used in the computation of performance for the Matrix Emerging Growth Accounts in the table above) calls for computation and disclosure of an average annual compounded rate of return for one, five and ten year periods or shorter periods from inception.

      The SEC formula provides a rate of return that equates a hypothetical initial investment of $1000 to an ending redeemable value. Emerging Growth Account performance shown is net of advisory fees and operating expenses. The SEC calculation formula requires that returns to be shown for the Funds be net of advisory fees as well as maximum applicable sales charges and all other Fund operating expenses. See "Performance Calculation" at page 15.

      3. The Emerging Growth Accounts composite includes all accounts managed by the Adviser that meet the criteria for inclusion in the composite for each period presented.

      4. The Standard & Poor's 500 Index is an unmanaged index composed of 500 industrial, utility, transportation and financial companies of the U.S. markets. The index represents about 75% of New York Stock Exchange ("NYSE") market capitalization and 30% of NYSE issues. It is a capitalization-weighted index calculated on a total return basis with dividends reinvested.

                     OTHER INVESTMENT POLICIES OF THE FUNDS

      Cash Investments and Repurchase Agreements. Cash which is held by the Funds for the purpose of paying expenses and effecting share redemptions, or when the Adviser determines that temporary reduction or liquidation of stock holdings is appropriate, is invested in securities of the U.S. Government or government agencies, bankers' acceptances, commercial paper, certificates of deposit of U.S. branches of domestic banks or repurchase agreements. For temporary defensive purposes, a Fund may hold up to 100% of its assets in such instruments.

      A repurchase agreement is a short-term investment in which the purchaser (i.e., a Fund) acquires ownership of a U.S. Government security (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which a Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, a Fund could experience both delays in liquidating the underlying security and losses in value. However, each Fund intends to enter into repurchase agreements only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation and the most creditworthy registered securities dealers pursuant to procedures adopted and regularly reviewed by the Trust's Board of Trustees. The Adviser monitors the creditworthiness of the banks and securities dealers with which each Fund engages in repurchase transactions.

      Illiquid and Restricted Securities. A Fund may not invest more than 15% of its net assets in illiquid securities, including (i) securities for which there is no readily available market, (ii) securities the disposition of which would be subject to legal restrictions (so-called "restricted securities"), and (iii) repurchase agreements having more than seven days to maturity. A considerable period of time may elapse between a Fund's decision to dispose of such securities and the time when the Fund is able to dispose of them, during which time the value of the securities could decline. Restricted securities do not include those which meet the requirements of Rule 144A under the Securities Act of 1933 and which the Trustees have determined to be liquid based on the applicable trading markets.

      Portfolio Turnover. The Adviser believes that the Funds' goals of capital appreciation can best be achieved by investments in carefully selected companies with investments most often planned to be long-term in nature. Investment positions will be monitored continuously, however, and the determination to sell will be made whenever the Adviser deems the security held to have become incompatible with a Fund's objective, or if the stock appears excessively valued.

      It is not generally the policy of the Funds to invest for short term trading purposes. Nonetheless, it is difficult to predict what the portfolio turnover rate will be and the Adviser may make portfolio changes without regard to the holding period. Portfolio turnover is particularly difficult to predict for the first year of operations. However, the Adviser expects that the annual rate of portfolio turnover generally will not exceed 100% for both the Growth Fund and 50% for the Emerging Growth Fund.

      Each Fund has adopted certain investment restrictions, which are described fully in the Statement of Additional Information. Like each Fund's investment objective, certain of these restrictions are fundamental and may be changed only by a majority vote of the Fund's outstanding shares.

                             MANAGEMENT OF THE FUNDS

      The Board of Trustees of the Trust establishes the Funds' policies and supervises and reviews the management of the Funds. The Adviser, whose offices are at 300 Main Street, Cincinnati, Ohio 45202, is a registered investment adviser under the Investment Advisers Act of 1940, and has provided investment supervisory services to its clients since 1968. The Adviser is controlled by Mr. William O. DeWitt Jr., and Mr. Mercer Reynolds. The Adviser currently manages approximately $850 million for investment companies, individuals, retirement benefit plans, trusts, charitable organizations and corporations. Peter H. Williams and David P. Osborn are responsible for management of the Growth Fund portfolio. Mr. Williams, Senior Vice President of the Adviser, has managed the Growth Fund's portfolio since December, 1988. Mr. Osborn joined the Adviser in March, 1992 and is Vice President. He has managed the Growth Fund's portfolio since November, 1993. From August, 1988 to March, 1992, he was employed by the investment management and trust division of PNC Bank. Fred W. Weller and Michael
A. Coombe are responsible for management of the Emerging Growth Fund portfolio. Mr. Weller is Senior Vice President of the Advisor, with which he has been associated since 1968. He has managed the Adviser's Emerging Growth limited partnerships since 1981. Mr. Coombe, Vice President, joined the Adviser in 1994. He was previously associated with the investment management firm of Gradison & Company.

      The Adviser provides the Funds with advice on buying and selling securities, manages the investments of the Funds, furnishes the Funds with office space and certain administrative services, and provides most of the personnel needed by the Funds. As compensation, each Fund pays the Adviser a monthly management fee (accrued daily) based upon the average daily net assets of the Fund at the annual rate of 0.9% of the first $50 million of the Fund's average daily net assets, 0.7% of the Fund's average daily net assets in excess of $50 million and up to $100 million and 0.6% of the Fund's average daily net assets in excess of $100 million.

      Southampton Investment Management Company (the "Manager") acts as the Funds' Manager under a Management Agreement. Under that agreement, the Manager prepares various federal and state regulatory filings, reports and returns for the Funds, prepares reports and materials to be supplied to the trustees, monitors the activities of the Funds' custodian, transfer agent and accountants, and coordinates the preparation and payment of the Funds' expenses and reviews the Funds' expense accruals. For its services, the Manager receives an annual fee from each Fund equal to the greater of 0.25 of 1% of the Fund's average daily net assets or $30,000.

      The Funds are responsible for their own operating expenses. The Adviser has voluntarily undertaken to limit the Growth Fund's operating expenses to 1.75% through December 31, 1996 and the Emerging Growth Fund's operating expenses to 2.00% of such Fund's average net assets annually. This undertaking may be modified or withdrawn by the Adviser upon notice to shareholders for the Emerging Growth Fund and after December 31, 1996 for the Growth Fund. The Adviser also may reimburse additional amounts to the Funds at any time in order to reduce their expenses, or to the extent required by applicable securities laws. To the extent the Adviser performs a service for which a Fund is obligated to pay, the Fund shall reimburse the Adviser for its costs incurred in rendering such service. Any reductions made by the Adviser in its fees or payments or reimbursements of expenses which are a Fund's obligation are subject to reimbursement by the Fund provided the Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations. With respect to the Growth Fund, the Adviser may recapture any fee waiver or expense absorption only if that Fund could make such repayment and still stay within the total operating expense cap, if any, then established for it. For purposes of this recapture provision with respect to the Growth Fund, the Adviser has agreed that the expense cap will remain at 1.75% or lower through December 31, 1999. A request for such reimbursement must be reviewed and approved by the Board of Trustees.

      The Adviser considers a number of factors in determining which brokers or dealers to use for the Funds' portfolio transactions. While these are more fully discussed in the Statement of Additional Information, the factors include, but are not limited to, the reasonableness of commissions, quality of services and execution, and the availability of research which the Adviser may lawfully and appropriately use in its investment management and advisory capacities. Provided a Fund receives prompt execution at competitive prices, the Adviser may also consider the sale of Fund shares as a factor in selecting broker-dealers for the Fund's portfolio transactions.

                                DISTRIBUTION PLAN

      The Funds have adopted a distribution plan pursuant to Rule 12b-1. The Plan provides that each Fund may pay distribution and related expenses of up to an annual rate of 0.25% of the Fund's average net assets to the Adviser as distribution coordinator. Expenses permitted to be paid by each Fund under its Plan include: preparation, printing and mailing of prospectuses; shareholder reports such as semiannual and annual reports, performance reports and newsletters; sales literature and other promotional material to prospective investors; direct mail solicitation; advertising; public relations; compensation of sales personnel, advisers or other third parties for their assistance with respect to the distribution of the Fund's shares; payments to financial intermediaries for shareholder support; administrative and accounting services with respect to the shareholders of the Fund; and such other expenses as may be approved from time to time by the Board of Trustees.

      The Rule 12b-1 Distribution Plan allows excess distribution expenses to be carried forward by the Adviser, as distribution coordinator, and resubmitted in a subsequent fiscal year provided that (i) distribution expenses cannot be carried forward for more than three years following initial submission; (ii) the Board of Trustees has made a determination at the time of initial submission that the distribution expenses are appropriate to be carried forward; and(iii) the Board of Trustees makes a further determination, at the time any distribution expenses which have been carried forward are resubmitted for payment, to the effect that payment at the time is appropriate, consistent with the objectives of the Plan and in the current best interests of shareholders.

                           HOW TO INVEST IN THE FUNDS

      The minimum initial investment in a Fund is $1000. Subsequent investments must be at least $100. Investments by retirement plans may be for minimums of $500 and $100, respectively. Reynolds, DeWitt Securities Company, a division of the Adviser, (the "Distributor"), acts as Distributor of the Funds' shares. The Distributor may, at its discretion, waive the minimum investment requirements for purchases in conjunction with certain group or periodic plans.

      Shares of the Funds are offered continuously for purchase at their net asset value per share next determined after a purchase order is received. The public offering price is effective for orders received by a Fund prior to the time of the next determination of the Fund's net asset value. Orders received after the time of the next determination of the applicable Fund's net asset value will be entered at the next calculated public offering price.

      Investors may purchase shares of the Funds by check or wire:

      By Check: For initial investments, an investor should complete the Fund's Account Application (included with this Prospectus). The completed application, together with a check payable to "Matrix Growth Fund," or "Matrix Emerging Growth Fund," should be mailed to the Fund's Transfer Agent: The Provident Bank, Mutual Fund Services, P.O. Box 14967, Cincinnati, OH 45250-0967.

      For subsequent investments, a stub is attached to the account statement sent to shareholders after each transaction. The stub should be detached from the statement and, together with a check payable to "Matrix Growth Fund," or "Matrix Emerging Growth Fund," mailed to the Provident Bank in the envelope provided at the address indicated above. The investor's account number should be written on the check.

      By Wire: For initial investments, before wiring funds, an investor should call the Transfer Agent at (800) 424-2295 to advise the Transfer Agent that an initial investment will be made by wire and to receive an account number. The Transfer Agent will request the investor's name and the dollar amount to be invested and provide an order confirmation number. The investor should then complete the Fund's Account Application (included with this Prospectus), including the date and the order confirmation number on the application. The completed Account Application should be mailed to the address shown at the top of the Account Application. The investor's bank should transmit immediately available funds by wire for purchase of shares, in the investor's name to the Funds' Custodian, as follows:

      The Provident Bank
      Attn:  Mutual Fund Services ABA
      Routing Number:  042-000-424
      for further credit to Matrix Growth Fund or for further credit to Matrix Emerging Growth Fund
      Account Number [Name of Shareholder]

      For subsequent investments, the investor's bank should wire funds as indicated above. It is not necessary to contact the Transfer Agent prior to making subsequent investments by wire, but it is essential that complete information regarding the investor's account be included in all wire instructions in order to facilitate prompt and accurate handling of investments. Investors may obtain further information from the Transfer Agent about remitting funds in this manner and from their own banks about any fees that may be imposed.
         General. Investors will not be permitted to redeem any shares purchased with an initial investment made by wire until one business day after the completed Account Application is received by the Fund. All investments must be made in U.S. dollars and, to avoid fees and delays, checks should be drawn only on U.S. banks and should not be made by third party check. A charge may be imposed if any check used for investment does not clear. The Funds and the Distributor reserve the right to reject any purchase order in whole or in part.

      If an order, together with payment in proper form, is received by the Transfer Agent by the close of trading on the NYSE (currently 4:00 p.m., New York City time), Fund shares will be purchased at the offering price determined as of the close of trading on that day. Otherwise, Fund shares will be purchased at the offering price determined as of the close of trading on the NYSE on the next business day.

      Federal tax law requires that investors provide a certified Taxpayer Identification Number and certain other required certifications upon opening or reopening an account in order to avoid backup withholding of taxes at the rate of 31% on taxable distributions and proceeds of redemptions. See the Funds' Account Application for further information concerning this requirement.

      The Funds are not required to issue share certificates. All shares are normally held in non-certificated form registered on the books of the Funds and the Funds' Transfer Agent for the account of the shareholder.

                    HOW TO REDEEM AN INVESTMENT IN THE FUNDS

      A shareholder has the right to have a Fund redeem all or any portion of his outstanding shares at their current net asset value on each day the NYSE is open for trading. The redemption price is the net asset value per share next determined after the shares are validly tendered for redemption.

      Direct Redemption. A written request for redemption must be received by the Funds' Transfer Agent in order to constitute a valid tender for redemption. To protect the Funds and their shareholders, a signature guarantee is required for certain transactions, including redemptions. Signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution" as defined in the federal securities laws. These institutions include banks, broker-dealers, credit unions and savings institutions. A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.
Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. A notary public is not an acceptable guarantor.

      Telephone Redemption. Shareholders who complete the Redemption by Telephone portion of the Funds' Account Application may redeem shares on any business day the NYSE is open by calling the Funds' Transfer Agent at (800) 424-2295 before 4:00 p.m. Eastern time. Redemption proceeds will be mailed or wired at the shareholder's direction the next business day to the predesignated account. The minimum amount that may be wired is $1,000 (wire charges, if any, will be deducted from redemption proceeds).

      By establishing telephone redemption privileges, a shareholder authorizes the Funds and their Transfer Agent to act upon the instruction of any person by telephone to redeem from the account for which such service has been authorized and transfer the proceeds to the bank account designated in the Authorization. The Funds and the Transfer Agent will use procedures to confirm that redemption instructions received by telephone are genuine, including recording of telephone instructions and requiring a form of personal identification before acting on such instructions. Neither the Funds nor the Transfer Agent will be liable for any loss, expense, or cost arising out of any telephone redemption or exchange request, including any fraudulent or unauthorized requests that are reasonably believed to be genuine, provided that such procedures are followed. The Funds may change, modify, or terminate these privileges at any time upon at least 60 days' notice to shareholders.

      Shareholders may request telephone redemption privileges after an account is opened; however, the authorization form will require a separate signature guarantee. Shareholders may experience delays in exercising telephone redemption during periods of abnormal market activity.

      General. Payment of redemption proceeds will be made promptly, but not later than seven days after the receipt of all documents in proper form, including a written redemption order with appropriate signature guarantee in cases where telephone redemption privileges are not being utilized. The Funds may suspend the right of redemption under certain extraordinary circumstances in accordance with the Rules of the Securities and Exchange Commission. In the case of shares purchased by check and redeemed shortly after purchase, the Funds will not mail redemption proceeds until it has been notified that the check used for the purchase has been collected, which may take up to 15 days from the purchase date. To minimize or avoid such delay, investors may purchase shares by certified check or federal funds wire. A redemption may result in recognition of a gain or loss for federal income tax purposes.

      Due to the relatively high cost of maintaining smaller accounts, the Funds reserve the right to redeem shares in any account, other than retirement plan or Uniform Gifts/Transfers to Minors Act accounts, if at any time, due to redemptions by the shareholder, the total value of a shareholder's account does not equal at least $1,000. If a Fund determines to make such an involuntary redemption, the shareholder will first be notified that the value of his account is less than $1,000 and will be allowed 30 days to make an additional investment to bring the value of his account to at least $1,000 before the Fund takes any action.

                  SERVICES AVAILABLE TO THE FUNDS' SHAREHOLDERS

      Retirement Plans. The minimum initial investment for such plans is $500, with minimum subsequent investments of $100. The Funds offer a prototype Individual Retirement Account ("IRA") plan and information is available from the Distributor or from your securities dealer with respect to Keogh, Section 403(b) and other retirement plans offered. Investors should consult a tax adviser before establishing any retirement plan.

      Exchange Privilege. Shareholders may exchange shares of the Growth Fund and Emerging Growth Fund by mailing or delivering written instructions to the Transfer Agent. Please specify the name of the applicable Fund, the number of shares or dollar amount to be exchanged, and your name and account number. You may also exchange shares by telephoning the Transfer Agent at (800) 424-4495 between the hours of 9:00AM and 4:00PM (Eastern time) on a day when the NYSE is open for normal trading. Telephone exchanges are subject to the identification procedures noted with respect to telephone redemptions above.

      Shareholders also are permitted to exchange their shares for shares of the Riverfront U.S. Government Money Market Fund (the "Riverfront Fund") which is managed by Provident Bank, the Fund's custodian and transfer agent. Investors must obtain the current prospectus for the Riverfront Fund before exchanging for its shares, and any exchange is conditioned upon the shares of the Riverfront Fund being qualified for sale in their state of residence. Prior to making such an exchange, investors should obtain and carefully read the prospectus for the Riverfront Fund. The exchange privilege does not constitute an offering or recommendation on the part of the Funds or the Adviser of an investment in the Riverfront Fund.

      Automatic Investment Check Plan. For the convenience of shareholders, the Funds offer a preauthorized check service under which a check is automatically drawn on the shareholder's personal checking account each month for a predetermined amount (but not less than $100), as if the shareholder had written it himself. Upon receipt of the withdrawn funds, a Fund automatically invests the money in additional shares of the Fund at the current offering price. Applications for this service are available from the Distributor. There is no charge by the Funds for this service. The Distributor may terminate or modify this privilege at any time, and shareholders may terminate their participation by notifying the Transfer Agent in writing, sufficiently in advance of the next scheduled withdrawal.

      Systematic Withdrawal Program. As another convenience, the Funds offer a Systematic Withdrawal Program whereby shareholders may request that a check drawn in a predetermined amount be sent to them each month or calendar quarter. A shareholder's account must have Fund shares with a value of at least $10,000 in order to start a Systematic Withdrawal Program, and the minimum amount that may be withdrawn each month or quarter under the Systematic Withdrawal Program is $100. This Program may be terminated or modified by a shareholder or the Funds at any time without charge or penalty.

      A withdrawal under the Systematic Withdrawal Program involves a redemption of shares, and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to the shareholder's account, the account ultimately may be depleted.

                  HOW THE FUNDS' PER SHARE VALUE IS DETERMINED

      The net asset value of each Fund share is determined once daily as of the close of public trading on the NYSE (currently 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for trading. Net asset value per share is calculated by dividing the value of the Fund's total assets, less its liabilities, by the number of Fund shares outstanding.

      Portfolio securities are valued using current market values, if available. Securities for which market quotations are not readily available are valued at fair values as determined in good faith by or under the supervision of the Trust's officers in accordance with methods which are specifically authorized by the Board of Trustees. Short-term obligations with remaining maturities of 60 days or less are valued at amortized cost as reflecting fair value.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

      Dividends and Distributions. Any dividends from net investment income are declared and paid annually, typically at the end of each Fund's fiscal year (December 31). Any undistributed net capital gains realized during the 12-month period ended each October 31, as well as any additional undistributed capital gains realized during a Fund's fiscal year, will also be distributed to shareholders on or about December 31 of each year.

      Dividends and capital gain distributions (net of any required tax withholding) are automatically reinvested in additional shares of a Fund at the net asset value per share on the reinvestment date unless the shareholder has previously requested in writing to the Transfer Agent that payment be made in cash.

      Any dividend or distribution paid by a Fund has the effect of reducing the net asset value per share on the reinvestment date by the amount of the dividend or distribution. Investors should note that a dividend or distribution paid on shares purchased shortly before such dividend or distribution was declared will be subject to income taxes as discussed below even though the dividend or distribution represents, in substance, a partial return of capital to the shareholder.

      Taxes. Each Fund intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As long as a Fund continues to qualify, and as long as a Fund distributes all of its income each year to the shareholders, the Fund will not be subject to any federal income tax or excise taxes based on net income. Distributions made by a Fund will be taxable to shareholders whether received in shares (through dividend reinvestment) or in cash. Distributions derived from net investment income, including net short-term capital gains, are taxable to shareholders as ordinary income. A portion of these distributions may qualify for the intercorporate dividends-received deduction. Distributions designated as capital gains dividends are taxable as long-term capital gains regardless of the length of time shares of the Fund have been held. Although distributions are generally taxable when received, certain distributions made in January are taxable as if received the prior December. Shareholders will be informed annually of the amount and nature of the Fund's distributions.

      Additional  information  about  taxes  is set  forth in the  Statement  of
Additional   Information.   Shareholders   should  consult  their  own  advisers
concerning federal, state and local taxation of distributions from the Funds.

                               GENERAL INFORMATION

      The Trust. The Trust was organized as a Massachusetts business trust on February 17, 1987. The Agreement and Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series. The Board of Trustees may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series. The fiscal year end of each Fund is December 31.

      Shareholder Rights. Shares issued by the Funds have no preemptive, conversion, or subscription rights. Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Funds and to the net assets of the Funds upon liquidation or dissolution. A Fund, as a separate series of the Trust, votes separately on matters affecting only that Fund (e.g., approval of the Management and Advisery Agreements); all series of the Trust vote as a single class on matters affecting all series jointly or the Trust as a whole (e.g., election or removal of Trustees). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Trustees in their discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust for the purpose of electing or removing Trustees.

    Performance Calculation. From time to time, each Fund may publish its total return in advertisements and communications to investors. Total return information will include the Fund's average annual compounded rate of return over the most recent four calendar quarters and over the period from the Fund's inception of operations. The Fund may also advertise aggregate and average total return information over different periods of time. The Fund's total return will be based upon the value of the shares acquired through a hypothetical $1,000 investment at the beginning of the specified period and the net asset value of such shares at the end of the period, assuming reinvestment of all distributions. Total return figures will reflect all recurring charges against Fund income. Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's total return for any prior period should not be considered as a representation of what an investor's total return may be in any future period.

      Shareholder Inquiries. Shareholder inquiries should be directed to the Transfer Agent at (800) 424-2295.

                                     Adviser

                         Sena Weller Rohs Williams, Inc.
                                 300 Main Street
                               Cincinnati,OH 45202
                                 (513) 621-2875
                                 (800) 877-3344

                                        o

                                   Distributor

                       Reynolds DeWitt Securities Company
                  a division of Sena Weller Rohs Williams, Inc.
                                 300 Main Street
                               Cincinnati,OH 45202
                                 (513) 621-2875
                                 (800) 877-3344

                                        o

                          Custodian and Transfer Agent

                               The Provident Bank
                                 P.O. Box 14967
                           Cincinnati, Ohio 45250-0967
                                 (800) 424-2295

                                        o

                                    Auditors

                           Joseph DeCosimo and Company
                             Atrium Two - Suite 2727
                             221 East Fourth Street
                              Cincinnati, OH 45202

                                        o

                                  Legal Counsel

                        Heller, Ehrman, White & McAuliffe
                                 333 Bush Street
                             San Francisco, CA 94104


                                     MATRIX
                                  GROWTH FUND


                                      Logo


                                     MATRIX
                                    EMERGING
                                     GROWTH
                                      FUND



                       Prospectus Dated December 31, 1994